Exhibit 10.13

GUARANTY

For valuable consideration received, including, but without limitation, any and all sales of goods, extension of credit or other financial accommodation, whether heretofore or hereafter made from time to time by INGRAM MICRO INC., a Delaware corporation with an office at 1600 E. Saint Andrew Place, Santa Ana, California 92705, its subsidiaries, affiliates, divisions, successors and assigns (collectively, “Ingram”) to Buy.com, Inc., a Delaware corporation with an address of 85 Enterprise, Suite 100, Aliso Viejo, CA 92656, its subsidiaries, affiliates, divisions, successors and assigns (collectively, “Debtor”), or for any other good and valuable consideration, each of the undersigned, Scott A. Blum, an adult individual with an address at [***] (“Blum”), the Scott A. Blum Separate Property Trust U/D/T 8/2/95, a trust having an address at [***], by and through Scott A. Blum as trustee (the “Trust”), Value Capital LLP, a California limited liability partnership with an address of [***], by and through Scott A. Blum as managing Partner (“Value Capital”), ThinkTank LLC, a Wyoming limited liability company with an address of [***], by and through Scott A. Blum as managing member (“ThinkTank”), and their respective heirs and assigns (each of Blum, the Trust, Value Capital, and ThinkTank, being herein referred to individually as a “Guarantor” and collectively as “Guarantors”) hereby unconditionally and irrevocably guarantees the full and prompt payment to Ingram when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of Debtor.

“Indebtedness” shall mean any and all indebtedness and other liabilities of Debtor to Ingram of every kind and character arising out of and associated with all accounts for the purchase of goods and services by Debtor from Ingram and all extensions, renewals, and replacements thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable whether now existing or hereafter incurred; whether the indebtedness is from time to time reduced, increased, or extinguished and thereafter reincurred; and whether the indebtedness is contracted by Debtor alone or jointly and severally with others.

If any default shall be made in the payment of the Indebtedness or any part thereof, each Guarantor hereby agrees to pay the same in full without requiring Ingram to resort first to Debtor (this being a guaranty of payment and not of collection, and a primary obligation of each Guarantor), any other Guarantor hereunder, or to any other guarantor, guaranty or collateral; without deduction by way of setoff, defense or counterclaim; without requiring protest, notice of protest, presentment or notice of non-payment or default to each Guarantor; without demand or proof of demand; without requiring notice of acceptance hereof or assent hereto by Ingram; and without requiring notice that any Indebtedness has been incurred or renewed, or notice or proof of the reliance by Ingram upon this Guaranty; all of which each Guarantor hereby waives.

Each Guarantor further waives the following and acknowledges that this Guaranty and such Guarantor’s obligations hereunder shall not be affected by the following: (a) any delay in the exercise, failure to exercise, forbearance of, or waiver of rights or remedies of Ingram or any person against Debtor, any Guarantor or any other person or entity in regard to the Indebtedness, or any part thereof or any collateral securing the Indebtedness or any part thereof; (b) any release, settlement, compromise, cancellation, discharge, replacement, substitution, transfer or other disposition of any obligation of the Debtor, any Guarantor hereunder, any other guarantor, person or entity, or of any collateral; (c) the creation of any security interest or lien in favor of any person other than Ingram; (d) any refusal or failure by Ingram or any other person or entity to extend credit or grant credit accommodation to Debtor; (e) any dissolution, merger, consolidation or change in the form of organization, name or ownership of, or insolvency, death or judicial declaration of incompetence of, Debtor, any Guarantor, any other guarantor or other party; or

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(f) the commencement of any case or proceeding by or against Debtor, any Guarantor, any other guarantor or other party, under bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, including, without limitation, any stay against the enforcement of, and any extension of the time for payment of, any of the Indebtedness as a result of such case or proceeding. It being agreed that the obligations of Guarantor hereunder shall not be discharged except by full payment and performance as herein provided.

This Guaranty is absolute, unconditional and continuing and shall not be modified or affected by any representation, act, oral agreement or other matter whatsoever and no waiver of Ingram’s rights hereunder shall be effective, unless in writing. This Guaranty is intended to be the final and complete statement of the agreement between each Guarantor and Ingram. Each Guarantor expressly disclaims any reliance on any course of dealing or usage of trade, or representation or warranty of Ingram. Nothing herein contained shall be deemed of construed to create any commitment or other obligation on the part of Ingram to make any sales or deliver goods to Debtor and all sales and deliveries to be made, if any, shall be made from time to time at the sole discretion of Ingram upon such terms and conditions as Ingram shall determine from time to time in Ingram’s sole judgment and discretion. Guarantor shall defend and indemnify Ingram of and from any claim or loss under this Guaranty including reasonable attorneys’ fees and expenses.

Each Guarantor authorizes Ingram, in its sole discretion, without notice and demand and without affecting this Guaranty or such Guarantor’s obligations hereunder, from time to time (a) to modify, renew, substitute, extend, increase, decrease, refinance, subordinate, accelerate or otherwise change the time for payment of, or the terms of the Indebtedness or any part thereof; (b) to accept, exchange, enforce, release or dispose of any and all such collateral in any manner, for the payment of the Indebtedness, as Ingram may deem appropriate; and (c) to determine the manner, amount and time of application of payments and credits, if any, to be made on any part of the Indebtedness including principal, interest costs and expenses, or otherwise; in each case solely as may be provided in any agreement between Ingram and the Debtor concerning the Indebtedness or as otherwise permitted under applicable law.

Guarantors acknowledge that Guarantors have delivered financial statements to Ingrain with the intent that Ingram should rely thereon in selling goods to and extending credit to Debtor. Guarantors represent that the financial statements are true and correct and properly present the Guarantors’ financial situation as of the date of such statements, and agree to furnish from time to time such additional or updated financial statements as Ingram may reasonably request.

With respect to each Guarantor, this Guaranty shall remain in full force and effect until ten (10) days after Ingram shall have actually received from such Guarantor written notice (to the address set forth above, Attn: Senior Director of Credit) of its discontinuance; provided, however, that with respect to such Guarantor this Guaranty shall remain in full force and effect thereafter until all of the Indebtedness outstanding, incurred, contracted or committed for before the expiration of such ten (10) day period, and any extensions, renewals or replacements thereof (whether made before or after the expiration of such ten (10) day period), together with interest accruing thereon, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance as to any other Guarantor hereunder or a discontinuance of any other guaranty which Ingram may at any time have or hold. Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by Ingram and the ten (10) day period as above provided has theretofore expired. Ingram shall have the right to discharge or release one or more of the undersigned Guarantors from any obligation hereunder, in whole or in part, without releasing, impairing or affecting its right against any other undersigned Guarantor. The failure of any other person to sign this Guaranty or provide information pursuant to this Guaranty shall not release or affect the obligations or liability of the undersigned.

Each Guarantor agrees that, to the extent that Debtor or any other party makes a payment or payments to Ingram on the Indebtedness, or Ingram receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments, or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Debtor, its estate, trustee, receiver or other party (including, without limitation, pursuant to any bankruptcy law, state or federal law, common law or equitable cause), then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by Ingram in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by Ingram against Guarantors under this Guaranty.

All rights and remedies of Ingram hereunder are cumulative. After Debtor’s failure to pay the Indebtedness, or any part thereof, Ingram may exercise against any Guarantor each right and remedy of a creditor against a principal debtor. Ingram may remedy any default by Debtor without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. Ingram’s giving of notice or demand at any time shall not operate as a waiver in the future of Ingram’s right to exercise any right or remedy without notice or demand. No act, omission, delay or course of dealing shall operate as a waiver of any other right or remedy.

Ingram’s rights and remedies hereunder are assignable, in whole or in part, by Ingram (a) without notice to Guarantor, to any affiliate of Ingram or to any person who acquires a substantial portion of the assets of Ingram or who is a successor by merger, (b) without notice to Guarantor, to any financial institution or to any entity involved in the securitization of some or all of Ingram’s accounts receivables or other obligations, and (c) to any other person not covered by clauses (a) or (b) so long as Ingram obtains the prior written consent to such assignment from Guarantor, such consent not to be unreasonably withheld or delayed. In addition, the rights and benefits of Ingram hereunder shall, if Ingram so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof.

If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

This Guaranty and all rights and remedies hereunder shall be construed under the laws of the State of New York without regard to principles of conflicts of law. EACH GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE COURTS OF ERIE COUNTY, NEW YORK AND SUCH GUARANTOR AGREES NOT TO DISTURB SUCH FORUM.

EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAVES ANY RIGHT TO TRIAL BY JURY SUCH GUARANTOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. EACH GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF INGRAM HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT INGRAM WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. EACH GUARANTOR ACKNOWLEDGES THAT INGRAM HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THIS JURY TRIAL WAIVER.

NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY HEREIN OR IN APPLICABLE LAW, IN NO EVENT SHALL ANY GUARANTOR BE LIABLE TO INGRAM OR ANY OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE AND WHETHER OR NOT INGRAM OR SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND THE GUARANTIES GRANTED HEREBY SHALL NOT APPLY TO ANY OF THE FOREGOING.

All notice, requests, demands, directions and other communications which may or are required to be given by either Ingram or a Guarantor under this Guaranty shall be in writing and shall be deemed to have been properly given if delivered in person or if mailed by first class registered or certified mail with postage prepaid, or by Federal Express or other reputable courier service, addressed to the applicable party at the address specified above, or at such other address as shall be designated by such party in writing. All such notices, requests, demands, directions and other communications shall, when given in accordance with this paragraph, be deemed effective upon delivery, if delivered in person or by courier service, or two days after deposited in U.S. mail depository if mailed.

IN WITNESS WHEREOF, this Guaranty has been signed this 3rd day of March, 2004.

SCOTT A. BLUM, AN INDIVIDUAL

/s/ Scott A. Blum
SCOTT A. BLUM

SCOTT A. BLUM SEPARATE PROPERTY TRUST U/D/T 8/2/95

By:	/s/ Scott A. Blum
Name:	Scott A. Blum, not individually but as Trustee

VALUE CAPITAL LLP

By:	/s/ Scott A. Blum
Scott A. Blum, not individually but as Managing Partner

THINKTANK LLC

By:	/s/ Scott A. Blum
Scott A. Blum, not individually but as Managing Member

State of California	)
)ss.
County of Orange	)

On Mar 3, 2004, before me, Shelley Levine , Notary Public, personally appeared Scott A. Blum, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same.

WITNESS my hand and official seal.

Signature	Shelley Levine
Notary Public

[NOTARY SEAL]

State of California	)
)ss.
County of Orange	)

On Mar 3, 2004, before me, Shelley Levine , Notary Public, personally appeared Scott A. Blum, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same.

WITNESS my hand and official seal.

Signature	Shelley Levine
Notary Public

[NOTARY SEAL]

State of California	)
)ss.
County of Orange	)

On Mar 3, 2004, before me, Shelley Levine , Notary Public, personally appeared Scott A. Blum, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same.

WITNESS my hand and official seal.

Signature	Shelley Levine
Notary Public

[NOTARY SEAL]

State of California	)
)ss.
County of Orange	)

On Mar 3, 2004, before me, Shelley Levine , Notary Public, personally appeared Scott A. Blum, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same.

WITNESS my hand and official seal.

Signature	Shelley Levine
Notary Public

[NOTARY SEAL]